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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

IN CONNECTION WITH THE QUARTERLY REPORT OF SANDERSON FARMS, INC. (THE "COMPANY") ON FORM 10-Q FOR THE QUARTER ENDED JANUARY 31, 2003 (THE "REPORT"), I, JOE F. SANDERSON, JR., PRESIDENT AND CHIEF EXECUTIVE OFFICER OF THE COMPANY, CERTIFY
THAT:

         (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF SECTION 13(A) OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934; AND

         (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY.




/S/JOE F. SANDERSON, JR.
-------------------------------------
JOE F. SANDERSON, JR.
PRESIDENT AND CHIEF EXECUTIVE OFFICER
FEBRUARY 25, 2003